Impel Pharmaceuticals Inc. Corporate and Business Update January 2023 Exhibit 99.1

Forward-Looking Statements This presentation and the accompanying oral commentary contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, business plans and objectives, timing and success of our planned development activities, our ability to obtain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that may be described in greater detail in our most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other reports the company files from time to time with the Securities and Exchange Commission, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

The Impel Investment Opportunity POD® Technology: Clinically Validated and Broad Utility Unique approach targeting upper nasal space; broad disease area applicability Trudhesa™ - Significant Commercial Opportunity in Migraine Market Large, growing and dynamic market with significant unmet need Highly Targeted Commercialization Strategy Initial 60-person salesforce; targeting 8K physicians (35% of Market Rxs) Strong market access footprint – 80% commercial lives covered Increased salesforce by 50% in July 2022 based on launch momentum INP105: Poised to Fill a Major Unmet Need Targeted for acute treatment of agitation and aggression in autism Phase IIa PoC Study (CALM 201) initiated in July; Results in 2H 2023 Proven and Experienced Leadership Team

The Trudhesa Clinical Profile

Trudhesa PK Levels – Comparable to IV DHE; Surpassed Migranal AUC in the First Two Hours – Thought to Be Critical to DHE Efficacy and Tolerability Trudhesa Delivers Comparable Blood Levels vs. IV DHE vs. MIGRANAL 4x increase in Cmax 3x increase in AUC Much improved consistency of dosing, similar to IV infusion Similar blood levels (20 mins - 48 hours) without early Cmax spike associated with nausea & vomiting Treatments

Trudhesa – Impressive Efficacy from Phase III Study Migraines Treated 4th 12 weeks 3rd 12 weeks 2nd 12 weeks 1st 12 weeks 2,559 1,736 502 476 38% 35% 38% 34% 38% Percentage of subjects with 2 Hr Pain Freedom First Dose TRUDHESA 52% Percentage of subjects with 2 Hr MBS Freedom Consistent 2 Hr Pain Freedom over 5,273 Migraines Treated 74% of Enrolled Patients Continued Through 24 Weeks and 90% Enrolled Through 52 Week Extension

Trudhesa – Impressive Migraine Relapse-free Data Consistent 2 Hr Pain Freedom over 5,273 Migraines Treated 86% of patients with migraines achieved pain freedom at 2 hours and are migraine and rescue med free at 48hrs % of TRUDHESA Patients Not Requiring Rescue Med or Recurrence of Migraine at 24 and 48 Hours (Of Those Pain Free at 2 Hours) *by week 21-24.

Trudhesa – Impressive Reduction in Hospitalizations, ER and Urgent Care Visits * EAER is a standardized metric used by payors to judge the effectiveness of a medication in lowering medical costs ~73% Reduction in ER Visits Achieving a 100% Reduction in Hospitalizations / Urgent Care Provides Tangible Economic Value to Payors

Trudhesa Performance Update

Migraine: Strong Market Growth but Ongoing Unmet Need Migraine – Large Growing Market with Significant Unmet Need Despite New Treatment Innovations Nurtec ODT and Ubrelvy Patient Claims Show ~60% Therapy Abandonment 90 Day Post Start Source: Symphony Health Patient Claims (Mar’20 – Dec’21) 57% 66% 27M 24M +13% 30M +11% 88% 12% 81% 19% 75% 25% Source: Symphony Health

Trudhesa – Robust Prescription Growth in 2022 Launch Focus: Driving Rapid Adoption and Prescription Momentum +48% Source: Symphony Add Q3 to date? +52% 2022 Normalized TRx = 58,420

Continued Prescription Growth and Share Penetration into Q4 Trudhesa Average nTRx Per Week Source: Symphony nTRx data Acute Branded Market = Trudhesa, Nurtec ODT, Ubrelvy Trudhesa nTRx Share of Acute Branded Market Among Prescribers

Increased Salesforce Leading to Acceleration of New Prescriptions Launch Focus: Driving Rapid Adoption and Prescription Momentum Source: Symphony +58%

Sales Force Expansion Allowing for Additional HCP Discussions Resulting in NBRx Growth Symphony Trudhesa New to Brand Rx Source: Symphony NBRx data * Excludes current vacancies (n=7)

Trudhesa Adoption Showing Continued Growth Trudhesa Cumulative Prescribers Since Launch Source: Internal Pharmacy Data

Increasing Reimbursement and Consistently High Refill Rates Percent of Rx Shipments Reimbursed Source: Internal Pharmacy Data Source: Internal Pharmacy Data Trudhesa: Consistent, High Refill Rates

# Trudhesa Increasingly Being Added to Gepant Patients to Provide Additional Efficacy

**Gepant Patient Claims Show ~60% Therapy Abandonment 90 Day Post Start**



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% of Gepant Patients
24%
Dropped Off
37%
Switched
Away
39%
Continuing
61%
Gepant Patient Claims

Source: Symphony Patient Level Claims Data (YTD Aug'22)

**~40% of Trudhesa Patients Being Either Switched From or Added to Gepants**



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
6%
32%
23%
38%
2%
22%
31%
43%
Other
DHE
Triptans
Preventatives
Gepants
Switched From
Added to

Source: Symphony Patient Level Claims Data

**~71% of Trudhesa Patients Being Added to Existing Therapy**



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% of Trudhesa Patients
29%
Switched
From Other
Therapy
71%
Added to
Trudhesa
Trudhesa Source of Business

Source: Symphony Patient Level Claims Data

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Impel PHARMACEUTICALS

Pipeline Growth Opportunities

# INP105 – Potential to Provide Rapid and Non-Traumatic Acute Treatment of Agitation and Aggression in Autism



Patients
Agitation/ Aggression Episodes
Treated PRN
0.6m ASD Patients with Agitation
29m Severe Episodes
28m Moderate Episodes
74m Mild Episodes
7m PRN Treated
5.7m PRN Treated
5.3m PRN Treated

- **Over 100m annual agitation/aggression episodes from ~600k children and adolescents with ASD**
- **Vast majority of episodes are not treated with PRN medications leaving HCP's to adjust daily/standing medications**
  - Current options require daily dosing, tend to produce weight gain, and increase diabetes risk; require close monitoring
- **PRN dosing of INP105 may provide the efficacy of olanzapine while sparing patients many of the tolerability and safety issues seen with daily use**
- **Caregiver administration brings control to families in home setting**
  - Non-invasive administration when meds are needed
  - Episode may be aborted before escalation

Source: ZS Associates Market Research / Market Sizing (May'22)

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Impel PHARMACEUTICALS

# INP105 – Acute Treatment of Agitation in Autism

**INP105 - SIMILAR PK TO OLANZAPINE INJECTION, BUT FASTER TO PEAK BLOOD LEVELS**

## Phase 1 PK Profile vs. IM

**Rapid $T_{max}$, $C_{max}$ and AUC of INP105 matches 5mg IM olanzapine**


Concentration
(ng/mL)
20
Olan
INP1

*Nominal times used for mean plot

## Phase 1 Conclusions

- **INP105 enables rapid systemic absorption without an injection**
- **INP105 was well tolerated and led to similar exposure and faster plasma uptake than IM injection**
- **INP105 had rapid onset of action observed in healthy volunteers**
- **INP105 may be the first rapid acting olanzapine to treat agitation in multiple indications**



## CALM 201 Clinical Study

### Objective

**CALM 201 studies INP105 in adolescents with Autism**

### Study Design

**Single dose, placebo controlled, double blind study of safety and efficacy through multiple scales**

### Study Timelines

- **Study initiation – July 2022**
- **Pilot phase completed – Q4 2022**
- **Last Patient, Last Visit – Q2 2023**
- **Full Study Results – 2H 2023**

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Impel PHARMACEUTICALS

Overall Business Summary

Corporate Business Overview – Summary Trudhesa growth continues with an expanding high value prescriber base Normalized Total Rx’s increased in Q4 by ~18% vs. Q3 Trudhesa nTRx share of the acute branded market now over ~4% among prescribers Increased cumulative LTD Trudhesa prescribers by ~23% vs. Q3 Field force expansion leading to improvement in leading indicators ~58% increase in normalized New Prescriptions in Q4 vs. Q2 (pre-expansion) Increased efficiency leading to significant increases across both new and existing territories Stable GTN levers with net price evolution in clear view with quickstart/bridge adjustments INP105 Phase IIa CALM 201 study progressing with results expected 2H2023

Appendix

Surveyed Trudhesa Patients Provide High Rating to Key Brand Attributes and Saw Trudhesa as Better Option vs Prior Abortive Therapy* * Source: Ipsos Patient Survey via Digital Pharmacy

Trudhesa Increasingly Being Added to Gepant Patients to Provide Additional Efficacy ~71% of Trudhesa Patients Being Added to Existing Therapy Source: Symphony Patient Level Claims Data (YTD Aug’22) Dropped Off Switched Away Continuing Added to Trudhesa Switched From Other Therapy ~30-40% of Trudhesa Patients Being Either Switched From or Added to Gepants Source: Symphony Patient Level Claims Data

Anticipate Robust Gepant Market Growth Thru 2025 Gepant Market to reach ~4.5m nTRx’s in 2023 and increase to ~8m in 2025 Nearly 1m Gepant Patients in 2023 Trudhesa share in 2022 = ~1% Source: Symphony Health

Neurologists Project a Sizable Increase in Trudhesa’s Brand Share Current 95% Projected 95% 89% 93% User Base Quantitative data collected from 75 US neurologists between June 1st and June 5th , 2022 Qualitative data collected from 8 US neurologists between June 13th and 17th, 2022 52% 73% Projected Peak share Current and Projected Self-Reported RMS Patient Share Mean % of patients 12.0%